THIS WARRANT AGREEMENT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT (A) UNDER COVER OF A REGISTRATION STATEMENT UNDER SUCH ACT WHICH IS EFFECTIVE AND CURRENT WITH RESPECT TO THIS WARRANT AGREEMENT OR SUCH SHARES OF COMMON STOCK, AS THE CASE MAY BE, OR (B) PURSUANT TO THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO PERMA-FIX ENVIRONMENTAL SERVICES, INC. TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR TRANSFER.

143,000 Warrants

WARRANT AGREEMENT

           This WARRANT AGREEMENT (the "Agreement") is made effective the 31st day of July, 2001 (the "Issue Date"), between PERMA-FIX ENVIRONMENTAL SERVICES, INC. a Delaware corporation (the "Company"), and Mr. David Avital, an individual ("Registered Holder").

WITNESSETH:

          WHEREAS, in connection with a private placement (the "Offering") by the Company of a minimum of 1.5 million and a maximum of 4.4 million units ("Units"), each Unit consisting of one share of the Company's common stock, par value $.001 per share ("Common Stock"), and one warrant to purchase one share of Common Stock (a "Warrant") as described in the Confidential Private Placement Memorandum, dated April 6, 2001, as amended by Amendment No. 1 to the Confidential Private Placement Memorandum dated June 15, 2001, the Registered Holder has purchased from the Company the same number of Units as the number of Warrants set forth above pursuant to the terms and conditions of a Subscription Agreement between the Registered Holder and the Company (the "Subscription Agreement"); and

          WHEREAS, in reliance upon the representations made by the Registered Holder in (a) this Agreement, (b) the Subscription Agreement, dated the same date as this Agreement, between the Company and the Registered Holder (the "Subscription Agreement"), and (c) the Investor Questionnaire completed by the Registered Holder and delivered to the Company in connection with the Offering and the purchase of Units by the Registered Holder (the "Questionnaire"), the offer and purchase of securities under this Agreement will be exempt from registration under applicable federal securities laws because this is a private placement and intended to be a nonpublic offering pursuant to Sections 4(2) and/or 3(b) of the Securities Act of 1933, as amended (the "Act"), and/or Regulation D promulgated under the Act;

          WHEREAS, the Common Stock is listed for trading on the Boston Stock Exchange and the National Association of Securities Dealers Automated Quotation SmallCap market ("NASDAQ"), and the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been subject to such filing requirements for the past 90 days; and

          WHEREAS, this Agreement sets forth the terms and conditions of the Warrants included in the Units purchased by the Registered Holder under the Offering.

          NOW THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1.     Warrants. The Company hereby grants to Registered Holder Warrants for the right to purchase up to an aggregate of 143,000 shares of Common Stock (the "Warrant Shares") at an initial exercise price (subject to adjustment as provided in paragraph 14 below) of $1.75 per share of Common Stock (the "Exercise Price"), subject to the terms and conditions of this
        Agreement. Except as set forth herein, the Warrant Shares issuable upon exercise of the
        Warrants are in all respects identical to the shares of Common Stock that have been issued to the public. The Registered Holder may exercise all or any number of Warrants resulting in the purchase of a whole number of Warrant Shares..

2.     Exercise Period. The Warrants may be exercised at any time commencing after the date upon which notice is received by the Registered Holder that the shareholders of the Company have approved the exercise of the Warrants at the Exercise Price and ending at 5:00 p.m., Eastern
        Standard Time, on the fifth anniversary date of the Issue Date, subject to paragraph 9 of this
        Agreement.

3.     Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement will be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement. Warrant Certificates will be manually countersigned by the Company and will not be valid for any purpose unless so countersigned.

4.     Issuance of New Certificates. Notwithstanding any of the provisions of this Agreement or any
        Warrant Certificate to the contrary, the Company may, at its option, issue one or more new
        Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price or the number or kind of shares purchasable under the each Warrant Certificate made in accordance with the provisions of this Agreement.

5.     Exercise of Warrant. Subject to the terms of this Agreement, the Warrants initially are exercisable at an aggregate initial exercise price per share of Common Stock set forth in paragraph 1 hereof payable by certified or cashier's check in United States dollars, subject to adjustment as provided in paragraph 14 of this Agreement. Upon surrender of a Warrant
        Certificate with the annexed Form of Election to Purchase duly executed, together with payment in full of the exercise price for the shares of Common Stock purchased pursuant to the terms of this Agreement, at the Company's principal offices (presently located at
        1940 Northwest 67th Place, Gainesville, Florida 32653), the Registered Holder will be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Registered Holder, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the Warrant Shares. If less than all the Warrant Shares are purchased under any Warrant Certificate, the Company will cancel the Warrant Certificate upon the surrender thereof and will execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable under the original Warrant Certificate.

6.     Issuance of Certificates. Upon the exercise of all or any portion of the Warrants, the issuance of certificates for the Warrant Shares underlying the Warrants so exercised, will be made promptly

        (and in any event within 10 business days thereafter) without charge to the Registered Holder exercising such Warrants, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates will be issued in the name of the
        Registered Holder. The Warrants and the certificates representing the Warrant Shares will be executed on behalf of the Company by the manual or facsimile signature of the then Chairman or Vice Chairman of the Board of Directors or President or Vice
        President of the Company.

7.     Restriction on Transfer of Warrants or Warrant Shares. The Registered Holder, by Registered
        Holder's acceptance of this Agreement, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. The Registered
        Holder, by acceptance of this Agreement, agrees that (a) no public distribution of Warrants or Warrant Shares will be made in violation of the provisions of the Act and the Rules and
        Regulations promulgated thereunder and (b) during such period as delivery of a prospectus with respect to Warrants or Warrant Shares may be required by the Act, no public distribution of Warrants or Warrant Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The
        Registered Holder and each permitted transferee of the Registered Holder further agrees that if any transfer or other distribution of any of the Warrants or Warrant Shares is proposed to be made by them other than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action will be taken only after receipt by the Company of an opinion of its counsel, or an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer or other distribution will not be in violation of the Act or applicable state law. As a condition to the transfer of the Warrants, any transferee of the Warrants must deliver to the Company a written agreement to accept and be bound by all of the terms and conditions contained in this
        Agreement. Any Warrant Shares issued upon exercise of the Warrants will bear a legend to the following effect:

         The securities represented by this certificate have not been registered under the
         Securities Act of 1933, as amended (the "Act"), or qualified under applicable state securities laws, and are restricted securities within the meaning of the Act. Such securities may not be sold or transferred, except pursuant to a registration statement under such Act and qualification under applicable state securities laws which are effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that registration and qualification are not required under applicable federal or state securities laws or an exemption is available therefrom.

8.     Warrant Holder Not Shareholder. Neither this Agreement nor the Warrant Certificate will be deemed to confer upon the Registered Holder any right to vote the Warrant Shares or to consent to or receive notice as a shareholder of the Company as such, because of this Agreement or the Warrant Certificate, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder.

9.     Taxes. The Company will pay all taxes attributable to the initial issuance of Warrant Shares upon exercise of Warrants. The Company will not, however, be required to pay any tax which may be payable in respect to any transfer involved in any issue of Warrant Certificates or in the issue of any certificates of Warrant Shares in the name other than that of the
        Registered Holder upon the exercise of any Warrant, as the case may be.

10.   Mutilated or Missing Certificates. If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company may, on such terms as to indemnity or otherwise as they it in its discretion impose (which will, in the case of a mutilated Warrant Certificate, include the surrender thereof), and upon receipt of evidence satisfactory to the Company of such mutilation, loss, theft or destruction, issue a substitute Warrant Certificate, respectively, of like denomination or tenor as the Warrant Certificate so mutilated, lost, stolen or destroyed. Applicants for substitute Warrant Certificates will comply with such other reasonable regulations and pay any reasonable charges as the Company may prescribe.

11.   Subsequent Issue of Certificates. Subsequent to their original issuance, no Warrant Certificates will be reissued except (a) such Certificates issued upon transfer thereof in accordance with paragraph 7 hereof, (b) such Certificates issued upon any combination, split-up or exchange of Warrant Certificates pursuant to paragraph 14 hereof, (c) such Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to paragraph 10 hereof, (d) Warrant Certificates issued upon the partial exercise of Warrant
        Certificates pursuant to paragraph 5 hereof, and (e) Warrant Certificates issued to reflect any adjustment or change in the Exercise Price or the number or kind of shares purchasable thereunder pursuant to paragraph 14 hereof.

12.   Reservation of Shares.  For the purpose of enabling the Company to satisfy all obligations to issue Warrant Shares upon exercise of Warrants, the Company will at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares, the full number of Shares which may be issued upon the exercise of the Warrants. The
        Company covenants all shares which will be so issuable upon exercise of the Warrants, will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens, charges and security interests with respect to the issue thereof.

13.   Registration. The Warrant Shares issuable upon exercise of the Warrants are subject to the registration rights set forth in the Subscription Agreement.

14.   Adjustments of Number and Kind of Shares Purchasable and Exercise Price. The number and kind of securities or other property purchasable upon exercise of a Warrant will be subject to adjustment from time to time upon the occurrence, after the date hereof, of any of the following events.

       14.1     Distributions; Dividends; Subdivisions; Combinations. If the Company (a) pays a dividend in, or makes a distribution of, shares of capital stock on its outstanding
                   Common Stock; (b) subdivide its outstanding shares of Common Stock into a greater number of shares; or (c) combines its outstanding shares of Common Stock into a smaller number of shares, then the total number of shares of Common Stock purchasable upon the exercise of each Warrant outstanding immediately prior to such event will be adjusted so that the Registered Holder of any Warrant Certificate will be entitled, upon proper exercise of the Warrants, to receive at the same aggregate
                   Exercise Price the number of shares of capital stock (of one or more classes) which the Registered Holder would have owned or have been entitled to receive immediately following the happening of any of the events described above had such Warrant been exercised in full immediately prior to the record date with respect to such event. Any adjustment made pursuant to this paragraph 14.1 will, in the case of a stock dividend or distribution, become effective as of the applicable record date and, in the case of a subdivision or combination, be made as of the effective date of the event. If, as a result of an adjustment made pursuant to this paragraph, the Registered Holder of any Warrant Certificate becomes entitled, upon proper exercise of the Warrants, to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination will be conclusive and will be evidenced by a Board resolution) will determine the allocation of the adjusted
                   Exercise Price between or among shares of such classes of capital stock.

      14.2     Consolidation; Merger. If the Company consolidates with, or merges into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which will have acquired such assets, as the case may be, will execute and deliver to the Registered Holder a supplemental warrant agreement providing that the Registered Holder will, with respect to each Warrant then outstanding and held by the Registered Holder, have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement will provide for adjustments which will be as nearly equivalent as may be practicable to the adjustments provided in this paragraph. The provision of this paragraph will similarly apply to successive consolidations, mergers, sales or transfers.

     14.3     Reorganization; Reclassification. If any capital reorganization or a reclassification of the
                 Common Stock (except as provided in paragraphs 14.1 and 14.2 above), will be effected, then, as a condition of such reorganization or reclassification, lawful and adequate provision will be made whereby the Registered Holder, upon exercise of Warrants, will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified herein and in the Warrants and, in substitution for the Common
                 Stock to which the Registered Holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other securities or property of the Company (or cash) that the Registered
                 Holder would have been entitled to receive at the same aggregate Exercise Price upon such reorganization or reclassification if the Warrants had been exercised immediately prior to the record date with respect to such event; and in any such case, appropriate provision (as determined by the Board of Directors of the Company, whose determination will be conclusive and will be evidenced by a certified Board resolution filed with the Warrant Agent) will be made for the application of this paragraph with respect to the rights and interests thereafter of the Registered Holders (including but not limited to the allocation of the Exercise Price between or among shares of classes of capital stock), to the end that this paragraph (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Exercise Price of the

                 Warrants) will thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares or securities or other property (or cash) thereafter deliverable upon the exercise of the Warrants.

     14.4     Certification of Adjustment. Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant is adjusted as provided in this paragraph, the Company will provide the Registered Holder a certificate signed by the
                 Chairman of the Board or the President or a Vice President of the Company setting forth the number and kind of securities or other property purchasable upon exercise of a Warrant, as so adjusted, stating that such adjustments in the number or kind of shares or other securities or property conform to the requirements of this paragraph, and setting forth a brief statement of the facts accounting for such adjustments.

     14.5    Change of Certificate. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrant Certificates initially issuable pursuant to this Agreement.

     14.6    Certification. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company or the Executive Committee of
                the Board, to make any computation required under this paragraph, and a certificate signed by such firm will, in the absence of fraud or gross negligence, be conclusive evidence of the correctness of any computation made under this paragraph.

    14.7     "Common Stock". For the purpose of this paragraph, the term "Common Stock" will mean
                (a) the Common Stock or (b) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If, at any time as a result of an adjustment made pursuant to this paragraph, the Registered Holder of any Warrant thereafter surrendered for exercise will become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this paragraph, and all other provisions of this Agreement, with respect to the Common
                Stock, will apply on like terms to any such other shares.

     14.8    Reduction of Exercise Price. The Company may, from time to time and to the extent permitted by law, reduce the exercise price of the Warrants by any amount for a period of not less than 20 days. If the Company so reduces the exercise price of the Warrants, it will give not less than 15 days notice of such decrease, which notice may be in the form of a press release, and will take such other steps as may be required under applicable law in connection with any offers or sales of securities at the reduced price.

     14.9    No Adjustment of Exercise Price in Certain Cases. No adjustment of the exercise price will be made if the amount of the adjustment is less than two cents per Warrant Share, provided, however, that in such case any adjustment that would otherwise be required then to be made will be carried forward and will be made at the time of, and together with, the next subsequent adjustment which, together with any adjustment so carried forward, will amount to at least two cents per Warrant Share.

15.  Reduction of Exercise Price Below Par Value. Before taking any action that would cause an adjustment pursuant to paragraph 14 of this Agreement reducing the portion of the exercise price required to purchase one share of capital stock below the then par value (if any) of a share of such capital stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such capital stock.

16.  No Fractional Warrants or Warrant Shares. The Company will not be required to issue fractions of Warrants upon the reissue of Warrants or any adjustments as described in paragraph 15, or otherwise; but the Company in lieu of issuing any such fractional interest, will adjust the fractional interest by payment to the Registered Holder an amount, in cash, equal to the current market value of any such fraction or interest. If the total Warrants surrendered by exercise would result in the issuance of a fractional share of Common Stock, the Company will not be required to issue a fractional share, but rather the resulting fractional interest will be adjusted by payment in an amount, in cash, equal to the current market value of such fractional interest.

17.  Agreement of Registered Holder. Every Registered Holder by accepting the same consents and agrees with the Company, and with every other holder of a Warrant Certificate, respectively, that (a) the Warrant Certificates are transferable on the registry books of the Company only upon the terms and conditions set forth in this Agreement; and (b) the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) for all purposes whatsoever, and the Company will not be affected by any notice to the contrary.

18.  Notices. Any notice or demand authorized by this Agreement to be given or made by the
       Registered Holder to or on the Company will be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed as follows:

                               Perma-Fix Environmental Services, Inc.
                               1940 Northwest 67th Place
                               Gainesville, Florida 32653
                               Attention: Dr. Louis F. Centofanti

With a copy to:
                                 Irwin H. Steinhorn, Esq.
                                 Conner & Winters, A Professional Corporation
                                 One Leadership Square
                                 211 N. Robinson, Suite 1700
                                 Oklahoma City, Oklahoma 73102

Any distribution, notice or demand required or authorized by this Agreement to be given or made by the Company to or on the Registered Holder will be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed to the Registered Holder at the last known addresses as it appears on the registration books for the Warrant Certificates maintained by the Company.

19.  Supplements and Amendments. The Company may from time to time supplement or amend this
       Agreement without the approval of the Registered Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, provided that such supplements or amendments do not substantially alter the rights and obligations of the
       Registered Holders.

20.  Successors. All the covenants and provisions of this Agreement by or for the benefit of the
       Company or the Registered Holder will bind and inure to the benefit of their respective successors and assigns hereunder.

21.  Termination. This Agreement will terminate at the close of business on the Expiration Date or such earlier date upon which all Warrants have been exercised; provided, however, that if exercise of the Warrants is suspended pursuant to the terms of this Warrant and such suspension continues past the Expiration Date, this Agreement will terminate at the close of business on the business day immediately following the expiration of such suspension.

22.  Governing Law. This Agreement and each Warrant Certificate issued hereunder will be deemed to be a contract made under the laws of the State of Delaware and for all purposes will be construed in accordance with the laws of said State without giving effect to its conflicts of law provisions. The Registered Holder hereby irrevocably consents to the venue and jurisdiction of the federal courts located in Wilmington, Delaware.

23.  Benefits of this Agreement. Nothing in this Agreement will be construed to give any person or corporation other than the Company and the Registered Holder any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Company and the Registered Holder.

24.  Counterparts.  This Agreement may be executed in any number of counterparts, each of such counterparts will for all purposes be deemed to be an original and all such counterparts will together constitute but one and the same instrument.

25.  Integration. As of the date hereof, this Agreement contains the entire and only agreement, understanding, representation, condition, warranty or covenant between the parties hereto with respect to the matters herein, supersedes any and all other agreements between the parties hereto relating to such matters, and may be modified or amended only by a written agreement signed by both parties hereto.

26.  Descriptive Headings. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

                                                   PERMA-FIX ENVIRONMENTAL SERVICES, INC., a
                                                   Delaware corporation

                                                    By:
                                                            Dr. Louis F. Centofanti
                                                            President and Chief Executive Officer

                                                   (the "Company")

                                                    _____________________________________________
                                                    David Avital, an individual

                                                    (the "Registered Holder")

EXHIBIT A

THIS WARRANT CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF THIS WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT (A) UNDER COVER OF A REGISTRATION STATEMENT UNDER SUCH ACT WHICH IS EFFECTIVE AND CURRENT WITH RESPECT TO THIS WARRANT CERTIFICATE OR SUCH SHARES OF COMMON STOCK, AS THE CASE MAY BE, OR (B) PURSUANT TO THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO PERMA-FIX ENVIRONMENTAL SERVICES, INC. TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR TRANSFER.

THIS WARRANT CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN WARRANT AGREEMENT BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.
Warrant No.: PPM0102	143,000 Warrants

CERTIFICATE OF
WARRANT TO PURCHASE COMMON STOCK

Shares of Perma-Fix Environmental Services, Inc.

Common Stock, Par Value $.001 Per Share

VOID AFTER 5:00 P.M., EASTERN STANDARD TIME

ON

JULY 30, 2006

          PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), hereby certifies that David Avital and its permissible successors and assigns (the "Warrant Holder" or "Holder"), for value received, is entitled to purchase from the Company at any time commencing after the date upon which notice is received by the Holder that the shareholders of the Company have approved the exercise of the Warrants at the Per Share Exercise Price (the "Notice Date") until 5:30 p.m., Eastern Standard Time on July 30, 2006, up to an aggregate of one hundred forty-three thousand (143,000) shares (the "Shares" or "Warrant Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at an exercise price equal to $1.75 per share (the "Per Share Exercise Price"), subject to adjustment as provided in that certain Warrant Agreement of even date herewith between the Company and the Holder.

1.     Exercise of Warrant. The Warrants may be exercised at any time commencing after the Notice Date and ending on July 30, 2006, at 5:00 p.m., Eastern Standard Time, subject to paragraph 9 of the Warrant Agreement. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate" or "this Certificate"), with the Election to Purchase or Assign form (the "Purchase Form") duly executed and completed, at the principal office of the Company at 1940 Northwest 67th Place, Gainesville, Florida 32653-1649, together with (a) cash or a cashier's or certified check payable to the

1

Company in the amount of the Per Share Exercise Price multiplied by the number of Warrant Shares being purchased (the "Aggregate Exercise Price"), either the Company, or the Company's transfer agent, as the case may be, will deliver to the Warrant Holder hereof, certificates of Common Stock which, in the aggregate, represent the number of Warrant Shares being purchased. All or less than all of the Warrants represented by this Certificate may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will deliver to the Warrant Holder a new Warrant Certificate or, Certificates of like tenor and dated the date hereof entitling said Warrant Holder to purchase the number of Warrant Shares represented by this Certificate which have not been exercised or surrendered.

2.     Exchange and Transfer. This Certificate, at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other certificates of like tenor registered in the name of the same Warrant Holder, for another Warrant Certificate of like tenor in the name of such Warrant Holder exercisable for the aggregate number of Warrant Shares represented by the certificate(s) surrendered.

3.     Rights and Obligations of Holder of this Certificate. The Holder of this Certificate will not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that if any certificate representing shares of Common Stock or other securities is issued to the Holder hereof upon exercise of some or all of the Warrants evidenced by this Warrant Certificate, such Holder will, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Aggregate Exercise Price was made pursuant to the terms hereof, irrespective of the date of delivery of such share certificate. The rights of the Holder of this Certificate are limited to those expressed herein and the Holder of this Certificate, by acceptance hereof, consents and agrees to be bound by, and to comply with, all of the provisions of this Certificate, including, without limitation, all of the obligations imposed upon the Warrant Holder contained in this Warrant Certificate. In addition, the Warrant Holder of this Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Certificate is registered on the books of the Company as the absolute, true and lawful owner for all purposes whatsoever, and the Company will not be affected by any notice to the contrary.

4.     Issuance of Certificates. As soon as practicable after full or partial exercise of this Warrant Certificate, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder of this Warrant Certificate, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that Holder will be entitled upon such exercise. No fractional shares will be issued on exercise of this Warrant. If on any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the per share exercise price. All such certificates will bear a restrictive legend to the effect that, subject to the provisions of Section 7 below, the Shares represented by such certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under any state securities laws and the Shares may not be sold or transferred in the absence of such registration, qualification or an exemption thereof, such legend to be substantially in the form of the legend appearing on page 1 of this Warrant Certificate.

5.     Disposition of Warrants or Warrant Shares.

       5.1.    Compliance with Securities Laws. The Holder of this Warrant Certificate, by acceptance hereof, agrees that (a) no public distribution of Warrants or Shares will be made in violation of the provisions of the Act, and (b) during such period as delivery of a

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                 prospectus with respect to Warrants or Shares may be required by the Act, no public distribution of Warrants or Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws.
                 The holder this Warrant Certificate and each transferee hereof further agrees that if any distribution of any of the Warrants or Shares is proposed to be made by them other than by delivery of a prospectus meeting the requirements of Section 10 of the
                 Act, such action will be taken only after receipt by the Company of an opinion of its counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it will be a condition to the transfer of the
                 Warrants that prior written consent to such transfer be obtained from the Company after delivery to the Company of an agreement executed by the transferee required as defined in the Warrant Agreement.

     5.2.     Restriction on Transfer. By acceptance hereof, the Holder represents and warrants that this
                Warrant Certificate is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant Certificate will be acquired, by the Holder solely for the account of the Holder and not with a view to the fractionalization and distribution thereof, and will not be sold or transferred except in accordance with the applicable provisions of the
                Act and the rules and regulations promulgated thereunder, and the Holder agrees that neither this Warrant Certificate nor any of the Warrant Shares may be sold or transferred except under cover of a registration statement under the Act which is effective and current with respect to such Warrant Shares or pursuant to an opinion of counsel reasonably satisfactory to the Company that registration under the Act is not required in connection with such sale or transfer. Any Warrant Shares issued upon exercise of this Warrant will bear substantially the following legend:

                         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under applicable state securities laws, and are restricted securities within the meaning of the Act. Such securities may not be sold or transferred, except pursuant to a registration statement under such Act and qualification under applicable state securities laws which are effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that registration and qualification are not required under applicable federal or state securities laws or an exemption is available therefrom.

6.     Warrant Holder Not Shareholder. This Warrant Certificate will not be deemed to confer upon the Holder any right to vote the Warrant Shares or to consent to, or receive notice as a shareholder of the Company as such, because of this Warrant Certificate, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder.

7.     Registration. The Company agrees that the Warrant Shares will have those registration rights set forth in the Subscription Agreement between the Company and the Holder.

8.     Notices. All notices, requests, consents, and other communications hereunder will be in writing and will be deemed to have been duly made and sent when delivered or mailed by registered or certified mail, return-receipt requested:

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          If to the Company:                               Perma-Fix Environmental Services, Inc.
                                                                     1940 Northwest 67th Place
                                                                     Gainesville, Florida 32653
                                                                     Attention: Dr. Louis F. Centofanti

          With a copy to:                                    Irwin H. Steinhorn, Esq.
                                                                     Conner & Winters, A Professional Corporation
                                                                     One Leadership Square
                                                                     211 N. Robinson, Suite 1700
                                                                     Oklahoma City, Oklahoma 73102

          If to the Holder:                                   David Avital
                                                                     54 Johnson Ave
                                                                     Englewood, NJ 07632

9.     Governing Law. This Warrant Certificate and all rights and obligations hereunder will be deemed to be made under, and governed by, the laws of the State of Delaware without giving effect to such State's conflict of laws provisions. The Holder hereby irrevocably consents to the venue and jurisdiction of the federal courts located in Wilmington, Delaware.

10.   Successors and Assigns. This Warrant Certificate will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns.

11.    Headings. The descriptive headings of the paragraphs of this Warrant Certificate have been inserted for reference only and will not be a part of this Warrant Certificate.

12.    Subject to Warrant Agreement. This Warrant Certificate is subject to the terms and conditions set forth in the Warrant Agreement. Capitalized terms used in this Warrant Certificate have the meanings ascribed to them in the Warrant Agreement, unless the context otherwise requires. In the event of a conflict between this Warrant and the Warrant Agreement, the Warrant Agreement will control.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by one of its officers thereunto duly authorized.

Dated as of July 30, 2001.
                                                                     PERMA-FIX ENVIRONMENTAL SERVICES, INC., a
                                                                     Delaware corporation

                                                                      By:
                                                                            Dr. Louis F. Centofanti,
                                                                            President and Chief Executive Officer

                                                                      (the "Company")

                                                                       _______________________________________
                                                                       David Avital

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FORM OF ELECTION TO PURCHASE OR ASSIGN

Election to Purchase

          The undersigned hereby irrevocably elects to exercise the right, represented by the foregoing Warrant Certificate, to receive _____________ shares of the Common Stock. In payment of such shares, the undersigned herewith:

_____  tenders payment for such shares to the order of Perma-Fix Environmental Services, Inc.
            in the amount of $________________ in accordance with the terms of the Warrant
           Agreement.

Dated: _______________                                             Signature __________________________

                                                                                     Address ___________________________

Assignment

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________ the foregoing Warrants and all rights evidenced thereby, and does irrevocably constitute and appoint _________________, attorney, to transfer said Warrants on the books of Perma-Fix Environmental Services, Inc.

Dated: _______________                                                Signature __________________________

                                                                                         Address ____________________________

Partial Assignment

          FOR VALUE RECEIVED, the undersigned hereby assigns and transfers _________________ Warrants and all rights evidenced under such part of the foregoing Warrants unto _____________________________________ and does irrevocably constitute and appoint __________________, attorney, to transfer said Warrants on the books of Perma-Fix Environmental Services, Inc.

Dated: _______________                                                  Signature __________________________

                                                                                          Address ____________________________